UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2019

NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
of Incorporation)

1415 Wyckoff Road
Wall, New Jersey		07719
(Address of Principal Executive Offices)		(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 par value	NJR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 8, 2019, New Jersey Natural Gas Company (“NJNG”), a wholly-owned subsidiary of New Jersey Resources Corporation (“NJR”), will disclose certain selected unaudited financial information for the nine month period ended June 30, 2019, as provided below, in a Preliminary Reoffering Circular dated August 8, 2019, in connection with the reoffering and sale of the following tax-exempt bonds issued by the New Jersey Economic Development Authority (the “Authority”) for the benefit of NJNG: $9,545,000 aggregate principal amount of Natural Gas Facilities Refunding Revenue Bonds, Series 2011A (Non-AMT) (New Jersey Natural Gas Company Project), $41,000,000 aggregate principal amount of Natural Gas Facilities Refunding Revenue Bonds, Series 2011B (AMT) (New Jersey Natural Gas Company Project) and $46,500,000 aggregate principal amount of Natural Gas Facilities Refunding Revenue Bonds, Series 2011C (AMT) (New Jersey Natural Gas Company Project) (collectively, the “Bonds”). NJNG is obligated to pay the principal or purchase price of, premium, if any, and interest on the Bonds pursuant to a Loan Agreement with the Authority, which obligation is secured by three separate series of NJNG’s first mortgage bonds. It is anticipated that the delivery of the reoffered Bonds will occur on August 22, 2019. Certain of the selected unaudited financial information below is derived from NJR’s Form 10-Q for the quarterly period ended June 30, 2019, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 6, 2019.

NJNG	Nine Months
($ in millions)	Ended June 30, 2019
Income statement data
Revenue	$622.2
Interest expense, net	18.2
Net income	96.5
Balance sheet data
Total assets	2,867.5
Long-Term Debt	728.4
Shareholders’ equity	1,157.4
Total book capitalization	1,885.8
Cash flow data
Capital expenditures(1)	207.4
(1) Excludes cost of removal.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Forward-Looking Statements

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “may,” “should” and similar expressions may identify forward-looking information and such forward-looking statements are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on NJR will be those anticipated by management. Forward-looking information in this filing includes, but is not limited to, certain statements regarding the closing of the reoffered Bonds.

Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the SEC, including NJR's Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC's web site, http:.//www.sec.gov. Information included in this filing is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: August 8, 2019	By:	/s/ Patrick J. Migliaccio
Patrick J. Migliaccio
Senior Vice President and Chief Financial
Officer